U.S. EQUITY FUNDS

JPMorgan Mid Cap Value Fund

JPMorgan Small Cap Equity Fund

(All Shares Classes)

Supplement dated November 13, 2015

to the Prospectuses, Summary Prospectuses and Statement of Additional Information

dated November 1, 2015

JPMorgan Small Cap Equity Fund

Effective as of November 16, 2015, the JPMorgan Small Cap Equity Fund will no longer be subject to a limited offering, and all disclosure relating to the Fund being offered on a limited basis will be deleted from the prospectus, summary prospectus and Statement of Additional Information.

JPMorgan Mid Cap Value Fund

Effective as of November 16, 2015 (the “Revised Closing Date”), the limited offering provisions for JPMorgan Mid Cap Value Fund (the “MCV Fund”) will be revised. As of the Revised Closing Date, the current limited offering provisions in the section titled “How to Do Business with the Funds — Purchasing Fund Shares — What does it mean that the Mid Cap Value Fund is publicly offered on a limited basis?” will be removed and replaced with the following disclosure:

After the Revised Closing Date, investors are not eligible to purchase shares of the MCV Fund, except as described below. In addition, both before and after the Revised Closing Date, the MCV Fund may from time to time, in its sole discretion based on the Fund’s net asset levels and other factors, limit new purchases into the Fund or otherwise modify the closure policy at any time on a case-by-case basis.

The following groups will be permitted to continue to purchase MCV Fund shares. Except as otherwise described below, shareholders of record are permitted to continue to purchase shares; if the shareholder of record is an omnibus account, beneficial owners in that account as of the applicable closing date are permitted to continue to purchase.

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Shareholders of the MCV Fund as of February 22, 2013 are able to continue to purchase additional shares in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund;

•	Shareholders of the MCV Fund as of February 22, 2013 are able to add to their existing Fund accounts through exchanges from other J.P. Morgan Funds;

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Group employer benefit plans, including 401(k), 403(b) and 457 plans and health savings account programs (and their successor plans), utilizing the MCV Fund on or before the Revised Closing Date can continue to invest in the Fund. Additionally, after the Revised Closing Date, new group employer benefit plans may utilize the MCV Fund for their accounts only with the approval of the Fund and its distributor;

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Fee-based advisory programs utilizing the MCV Fund as of the Revised Closing Date may continue to utilize the Fund for new and existing program accounts. Additionally, after the Revised Closing Date, new fee-based advisory programs may utilize the MCV Fund for program accounts only with the approval by the Fund and its distributor; or

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Financial advisors who manage discretionary fee-based wrap accounts (including registered investment advisory firms) and who have included the MCV Fund in their discretionary account models or programs may continue to utilize the MCV Fund for new and existing accounts as of the Revised Closing Date. Additionally, after the Revised Closing Date, new discretionary account models or programs may utilize the MCV Fund for program accounts only with the approval by the Fund and its distributor; or

•	Current and future J.P. Morgan Funds which are permitted to invest in other J.P. Morgan Funds may purchase shares of the MCV Fund.

If all shares of the MCV Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements), then the shareholder’s account will be closed. Such former Fund shareholders will not be able to buy additional MCV

SUP-MCV-SCE-1115

Fund shares or reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in eligible group employer benefit plans, accounts in approved fee-based advisory accounts or programs and other J.P. Morgan Funds.

If the MCV Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund, J.P. Morgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another J.P. Morgan Fund or would prefer that the investment be refunded. If J.P. Morgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The MCV Fund reserves the right to change these policies at any time.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUSES, SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE